UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2023

First Keystone Corporation
(Exact name of Registrant as specified in its charter)

Pennsylvania	000-21344	23-2249083
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

111 West Front Street, Berwick, Pennsylvania	18603
(Address of principal executive offices)	(Zip Code)

(570) 752-3671
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of class	Symbol	Name of exchange on which registered
Common Stock	FKYS	OTC: Pink

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

CURRENT REPORT ON FORM 8-K

EXPLANATORY NOTE

The current report on Form 8-K/A (the “Amendment”) amends the current report on Form 8-K dated May 4, 2023, filed by First Keystone Corporation (the “Company”) with the U.S. Securities and Exchange Commission on May 10, 2023 (the “Original Form 8-K”). The Original Form 8-K reported the final voting results of the Company’s 2023 Annual Meeting of Shareholders held on May 4, 2023 (the “Annual Meeting”). The sole purpose of this Amendment is to disclose the Company’s decision regarding how frequently it will conduct future shareholder advisory votes to approve the compensation of the Company’s named executive officers.

ITEM 5.07    Submission of Matters to a Vote of Security Holders

As reported in the Original Form 8-K, the following were the results of the vote at the Annual Meeting on the frequency of advisory votes on executive compensation:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
1,047,588	232,331	2,239,783	63,827	846,143

In light of the shareholder vote above, the board has decided that the Company will include a non-binding shareholder vote on the compensation of executives in the proxy materials every three years until the next required vote on the frequency of non-binding shareholder votes on the compensation of executives which will occur no later than the 2029 Annual Meeting of Shareholders

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

FIRST KEYSTONE CORPORATION
(Registrant)

Dated: August 11, 2023	/s/ Elaine A. Woodland
Elaine A. Woodland
President & Chief Executive Officer